Exhibit(e)(4)


                             DISTRIBUTION AGREEMENT


                                   Appendix A
                        as amended through July 28, 2003

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Name of Entity                                                                                 Legal Entity
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
Flag Investors Value Builder Fund, Inc.                                                    Maryland corporation
 A, B, C and Institutional Class shares
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Flag Investors Equity Partners Fund, Inc.                                                  Maryland corporation
 A, B, C and Institutional Class shares
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Flag Investors Communications Fund, Inc.                                                   Maryland corporation
 A, B, C and Institutional Class shares
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Deutsche Bank Alex Brown Cash Reserve Fund, Inc., on behalf of:                            Maryland corporation
   Prime Series, A, B, C, retail and Institutional Class shares; Treasury
   Series, retail and Institutional Class shares; Tax-Free Series, retail and
   Institutional Class shares
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Deutsche Investors Funds, Inc., on behalf of:                                              Maryland corporation
   Top 50 US Fund, A, B, C Class shares
   Japanese Equity Fund, A, B, C, S Class shares
   Global Biotechnology Fund, A, B, C Class shares
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Deutsche Investors Portfolios Trust, on behalf of:                                        New York business trust
   Top 50 US Portfolio
   Japanese Equity Portfolio
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Morgan Grenfell Investment Trust, on behalf of:                                           Delaware business trust
   Fixed Income Fund, A, B, C, Investment and Institutional Class shares
   Municipal Bond Fund, Investment and Institutional Class shares
   Short Duration Fund, A, B, C and Institutional Class shares
   Short-Term Municipal Bond Fund, A, B, C, and Investment and Institutional Class
   shares
   High Income Plus Fund, A, B, C, Investment, Premier and Institutional Class
   shares
   International Select Equity Fund, A, B, C, Investment, Premier and Institutional
   Class shares
   European Equity Fund, A, B, C, Investment, Premier and Institutional Class shares
   Emerging Markets Debt Fund, Institutional Class shares
   Micro Cap Fund, A, B, C, Investment and Institutional Class shares
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BT Investment Funds, on behalf of:                                                     Massachusetts business trust
   Cash Management Fund, Investment Class shares
   Tax-Free Money Fund, Investment Class shares
   New York Tax-Free Money Fund , Investment Class shares
   Treasury Money Fund, Investment Class shares
   International Equity Fund, A, B, C and Investment Class shares
   Mid Cap Fund, A, B, C, Investment and Institutional Class shares
   Lifecycle Mid-Range Fund, Investment Class shares
   Lifecycle Short-Range Fund, Investment Class shares
   Small Cap Fund, A, B, C and Investment Class shares
   PreservationPlus Income Fund, Investment, Institutional, and Class A and Class C
   shares

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                                      -C1-

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BT Investment Portfolios, on behalf of:                                                Massachusetts business trust
   Asset Management Portfolio II
   Asset Management Portfolio III
   Liquid Assets Portfolio
   EAFE Equity Index Portfolio
   US Bond Index Portfolio
   PreservationPlus Portfolio
   PreservationPlus Income Portfolio
------------------------------------------------------------------------------------- --------------------------------
Cash Management Portfolio                                                              Massachusetts business trust
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Asset Management Portfolio                                                                New York business trust
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Treasury Money Portfolio                                                                  New York business trust
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International Equity Portfolio                                                         Massachusetts business trust
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Equity 500 Index Portfolio                                                             Massachusetts business trust
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BT Advisor Funds, on behalf of:                                                        Massachusetts business trust
   EAFE Equity Index, Premier Class shares
   US Bond Index, Premier Class shares
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BT Pyramid Funds, on behalf of:                                                        Massachusetts business trust
   Money Market Fund, Investment Class shares
   Lifecycle Long Range Fund, Premier and Investment Class shares
   PreservationPlus Fund, Investment, Institutional, and Class A and Class C shares
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BT Institutional Funds, on behalf of:                                                  Massachusetts business trust
   Cash Management Fund, Institutional Class shares
   Cash Reserves Fund, Institutional Class shares
   Treasury Money Fund, Institutional Class shares
   International Equity Fund, Institutional Service Class I and Institutional
   Service Class II shares
   Equity 500 Index Fund, Premier shares
   Equity 500 Index Fund, Investment shares
   Liquid Assets Fund, Institutional Class shares
   Treasury and Agency Fund, Institutional Class shares
   Daily Assets Fund, Institutional Class shares
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

                                      -C2-